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                [MITCHELL & TITUS, LLP LETTERHEAD APPEARS HERE]

                                                                    Exhibit 23.2



To the Board of Directors of
Radio One



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated March 25, 1998, on our audit of the financial statements of ALLUR-DETROIT, INC. We also consent to the reference to our firm under the caption "Experts".



/s/ Mitchell & Titus, LLP
Mitchell & Titus, LLP
Washington, D.C.
April 13, 1999